UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03084

Exact name of registrant as specified in charter:	Prudential Jennison Small Company Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2012

Date of reporting period:	9/30/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

ANNUAL REPORT • SEPTEMBER 30, 2012

Fund Type

Small/Mid-Cap Stock

Objective

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 15, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Small Company Fund, Inc., informative and useful. The report covers performance for the 12-month period that ended September 30, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Small Company Fund, Inc.

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Small Company Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 5.50%. Gross operating expenses: Class A, 1.17%; Class B, 1.87%; Class C, 1.87%; Class Q, 0.70%; Class R, 1.62%; Class X, 1.87%; Class Z, 0.87%. Net operating expenses: Class A, 1.17%; Class B, 1.87%; Class C, 1.87%; Class Q, 0.70%; Class R, 1.37%; Class X, 1.87%; Class Z, 0.87%, after contractual reduction through 1/31/2014 for Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	25.49%	11.38%	201.71%	—
Class B	24.27	6.36	177.81	—
Class C	24.56	7.32	180.31	—
Class Q	26.29	N/A	N/A	13.47% (11/29/10)
Class R	25.22	10.03	N/A	92.30 (5/10/04)
Class X	23.76	6.75	N/A	18.52 (3/2/07)
Class Z	25.67	12.73	208.51	—
Russell 2500™ Index	30.93	14.80	180.37	—
S&P SmallCap 600 Index	33.35	17.57	177.39	—
Lipper Small-Cap Core Funds Average	28.97	9.03	154.89	—

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	18.59%	1.03%	11.05%	—
Class B	19.27	1.07	10.76	—
Class C	23.56	1.42	10.86	—
Class Q	26.29	N/A	N/A	7.11% (11/29/10)
Class R	25.22	1.93	N/A	8.10 (5/10/04)
Class X	17.76	0.79	N/A	2.78 (3/2/07)
Class Z	25.67	2.42	11.92	—
Russell 2500 Index	30.93	2.80	10.86	—
S&P SmallCap 600 Index	33.35	3.29	10.74	—
Lipper Small-Cap Core Funds Average	28.97	1.65	9.69	—

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Average Annual Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	25.49%	2.18%	11.68%	—
Class B	24.27	1.24	10.76	—
Class C	24.56	1.42	10.86	—
Class Q	26.29	N/A	N/A	7.11% (11/29/10)
Class R	25.22	1.93	N/A	8.10 (5/10/04)
Class X	23.76	1.31	N/A	3.09 (3/2/07)
Class Z	25.67	2.42	11.92	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 2500 Index and the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2002) and the account values at the end of the current fiscal year (September 30, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Prudential Jennison Small Company Fund, Inc.	3

Your Fund’s Performance (continued)

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and an annual 12b-1 fee of 0.30%. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares do not pay a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class X shares are closed to new investors. Class X shares purchased are not subject to a front-end sales charge, but charge a maximum CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year after purchase, 2% in the sixth and seventh years after purchase, 1% in the eighth year after purchase, and 0% in the ninth year after purchase. Class X shares convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Q shares and Class Z shares are not subject to a sales charge or a 12b-1 fee. Class R shares are not subject to a sales charge, but have a 12b-1 fee of 0.75% annually. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell 2500 Index

The Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Russell 2500 Index Closest Month-End to Inception cumulative total returns are 19.92% for Class Q; 79.26% for Class R; and 18.60% for Class X. Russell 2500 Index Closest Month-End to Inception average annual total returns are 10.42% for Class Q; 7.18% for Class R; and 3.10% for Class X.

S&P SmallCap 600 Index

The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. S&P SmallCap 600 Index Closest

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Month-End to Inception cumulative total returns are 23.76% for Class Q; 85.50% for Class R; and 23.44% for Class X. S&P SmallCap 600 Index Closest Month-End to Inception average annual total returns are 12.33% for Class Q; 7.62% for Class R; and 3.84% for Class X.

Lipper Small-Cap Core Funds Average

The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. Lipper Average Closest Month-End to Inception cumulative total returns are 15.91% for Class Q; 67.25% for Class R; and 12.95% for Class X. Lipper Average Closest Month-End to Inception average annual total returns are 8.35% for Class Q; 6.21% for Class R; and 2.10% for Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/12
Air Methods Corp., Healthcare Providers & Services	2.0%
SBA Communications Corp. (Class A Stock), Wireless Telecommunication Services	1.9
White Mountains Insurance Group Ltd., Insurance	1.7
Cavium, Inc., Semiconductors & Semiconductor Equipment	1.7
Cheesecake Factory, Inc. (The), Hotels, Restaurants & Leisure	1.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/12
Machinery	8.2%
Healthcare Providers & Services	8.1
Real Estate Investment Trusts	8.1
Commercial Banks	5.6
Specialty Retail	5.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Small Company Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Small Company Fund, Inc.’s, Class A shares advanced 25.49% in the 12 months ended September 30, 2012, underperforming the 30.93% return of Russell 2500 Index (the Small-Cap Index) and the 28.97% return of the Lipper Small-Cap Funds Average.

All sectors in the Small-Cap Index had double-digit positive returns. Healthcare, consumer discretionary, and telecommunication services had the strongest returns. Stock selection in all sectors but information technology and healthcare detracted from relative returns, with consumer discretionary, industrials, and telecommunication services hampering performance the most. An overweight position in consumer staples was also detrimental. An underweight position in utilities was beneficial.

What was the investment environment like for U.S. stocks?

Equity markets were highly volatile in the 12 months ended September 30, 2012, up strongly in the first six months, down sharply in May, then back on an upward trajectory beginning in June. The gyrations reflected swings in sentiment around European sovereign debt issues and uncertainty about global growth. Stock prices rose and fell as sentiment veered between optimism and pessimism, often based on short-term data.

U.S. economic growth proceeded at a subpar pace, and unemployment remained high, as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, while business and housing indicators were inconsistent.

With the implementation of austerity measures, many European economies contracted. Growth in China, a key engine of global economic expansion, slowed. Volatile raw materials, commodities, food, and energy prices reflected shifts in economic expectations.

Which holdings made the largest positive contributions to the Fund’s return?

Key individual contributors to the Fund’s results included SBA Communications in telecommunication services and three healthcare companies—Air Methods, Amerigroup, and Catalyst Health Solutions.

•

SBA Communications, an owner and operator of wireless communication towers in the United States, Canada, and Latin America, made several successful acquisitions during the year that drove two quarters of strong results. SBA continues to benefit from consumers’ increasing number of minutes used, carriers investing in their networks, and expansion of new 4G services.

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•

Air Methods, a provider of air medical emergency transport, consistently exceeded earnings expectations during the year on robust demand for its services. The company currently enjoys the dominant position in its market, which has high barriers to entry and strong pricing power because of the emergency nature of the services. In Jennison’s view, Air Methods stands to benefit further from the ongoing implementation of the Affordable Care Act, the sweeping healthcare reform legislation signed into law in 2010.

•

Amerigroup, a managed healthcare company focused on people who receive publicly funded healthcare coverage, was another notable contributor. In July, the health insurance company WellPoint announced it would acquire Amerigroup for a substantial premium over Amerigroup’s closing price on the previous day.

•

Another contributor that benefited from a takeover bid was pharmacy benefits management provider Catalyst Health Solutions. In April, SXC Health Solutions announced it would acquire the company at a healthy premium. In Jennison’s view, the combination of the two pharmacy benefits management companies should benefit from cost synergies, improved purchasing power, and a strong position to make further acquisitions.

Which holdings detracted most from the Fund’s return?

The largest individual detractors included Green Dot in financials, Bridgepoint Education in consumer discretionary, NII Holdings in telecommunication services, and ADTRAN in information technology.

•

Green Dot, a provider of prepaid debit cards, sharply reduced its guidance for the second half of 2012 because of a new antifraud program that was expected to cut into new card issuance and concerns about increased retail competition. Jennison lost confidence in management and exited the Fund’s position.

•

Bridgepoint Education, a for-profit provider of postsecondary education through its Ashford University, was denied initial accreditation by the Western Association of Schools and Colleges. The denial also caused its existing accreditation status to be placed under review. For-profit education providers must be accredited in order to maintain access to government-sponsored student loan programs, the primary source of revenue for Bridgepoint and its peers. Given the uncertainties surrounding the accreditation issue, Jennison exited this position.

•

NII Holdings, a Latin American telecommunications service provider, has been in a transition period, experiencing lower average revenue per customer and slower subscriber growth, as it focused on introducing its 3G services on a new

Prudential Jennison Small Company Fund, Inc.	7

Strategy and Performance Overview (continued)

network in Chile, Mexico, and Brazil, and enhancing its Push-to-Talk (PTT) services. On the positive side, the company introduced 3G services in Mexico at the end of the third quarter of 2012 and appears on track to do so in Brazil in December.

•

Shares of ADTRAN, a provider of networking and communications equipment, declined after the company issued second-quarter earnings and revenue results that were below expectations, and fell further after it lowered third-quarter guidance. The company’s results suffered due to reduced spending by Tier 1 wireless carriers, combined with further delays in spending by Tier 2 and 3 carriers due to regulatory hurdles. Jennison’s view is that ADTRAN’s acquisition of Nokia Siemens Networks’ fixed-line broadband access business will advance the company’s interests internationally, and will help boost ADTRAN’s financial results in 2013.

Were there significant changes to the portfolio?

The selection of individual securities based on company-specific fundamentals is the primary driver of the Fund’s sector allocations. Over the 12-month period, Jennison slightly reduced exposure to information technology, industrials, and consumer staples, and increased exposure to financials.

•	Significant new positions were established in American Eagle Outfitters, Pier 1 Imports, and ITC Holdings.

•	Significant positions eliminated included Perrigo, Catalyst Health Solutions, and Deckers Outdoor.

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Comments on Largest Holdings

2.0%	Air Methods Corp., Healthcare Providers & Services

Please see Strategy and Performance Overview for Air Methods.

1.9%	SBA Communications Corp., Wireless Telecommunication Services

Please see Strategy and Performance Overview for SBA Communications.

1.7%	White Mountains Insurance Group Ltd., Insurance

White Mountains Insurance Group is a property and casualty insurer and reinsurer. Shares rose earlier in the period after the company reported that the sale of Esurance and Answer Financials, its personal online auto insurance business, had significantly raised its book value. The reorganization of its reinsurance business also freed up capital, further strengthening White Mountains’ balance sheet. Additionally, the company aggressively bought back stock during the year.

1.7%	Cavium, Inc., Semiconductors & Semiconductor Equipment

Shares of Cavium rose after the company met earnings and revenue expectations for the second quarter and issued bullish guidance for the third quarter, following several quarters of inventory reductions among customers and other headwinds. Cavium provides semiconductor processors for intelligent and secure networks. The third-quarter outlook is supported by strong order growth from its enterprise and service provider segments, including growth in business with major customer Cisco and participation in small-cell base stations among service providers, leading to substantial order backlogs.

1.6%	The Cheesecake Factory, Inc., Hotels, Restaurants & Leisure

The Cheesecake Factory, a restaurant and bakery company, reported a succession of solid quarters, with earnings exceeding expectations in a challenging economic environment. In the second quarter, results were attributable in part to favorable food costs. The Cheesecake Factory also issued third quarter earnings guidance that exceeded expectations. Jennison further likes that this firm initiated a quarterly dividend, the first of which was paid in August.

Prudential Jennison Small Company Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2012, at the beginning of the period, and held through the six-month period ended September 30, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Small Company Fund, Inc.		Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$988.20	1.18%	$5.87
	Hypothetical	$1,000.00	$1,019.10	1.18%	$5.96

Class B	Actual	$1,000.00	$983.50	1.88%	$9.32
	Hypothetical	$1,000.00	$1,015.60	1.88%	$9.47

Class C	Actual	$1,000.00	$984.90	1.88%	$9.33
	Hypothetical	$1,000.00	$1,015.60	1.88%	$9.47

Class Q	Actual	$1,000.00	$991.20	0.70%	$3.48
	Hypothetical	$1,000.00	$1,021.50	0.70%	$3.54

Class R	Actual	$1,000.00	$988.10	1.38%	$6.86
	Hypothetical	$1,000.00	$1,018.10	1.38%	$6.96

Class X	Actual	$1,000.00	$981.80	1.88%	$9.31
	Hypothetical	$1,000.00	$1,015.60	1.88%	$9.47

Class Z	Actual	$1,000.00	$989.60	0.88%	$4.38
	Hypothetical	$1,000.00	$1,020.60	0.88%	$4.45

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2012, and divided by 366 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Small Company Fund, Inc.	11

Portfolio of Investments

as of September 30, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 98.5%
COMMON STOCKS 98.0%

Aerospace & Defense 0.8%
2,030	Exelis, Inc.	$20,990
1,783	Moog, Inc. (Class A Stock)*	67,522
348,602	Teledyne Technologies, Inc.*	22,097,881

		22,186,393

Air Freight & Logistics
2,580	Hub Group, Inc. (Class A Stock)*	76,574

Biotechnology 1.3%
1,268,500	Amarin Corp. PLC (Ireland), ADR*(a)	15,983,100
2,519	BioMarin Pharmaceutical, Inc.*	101,440
534,513	Cepheid, Inc.*(a)	18,446,044

		34,530,584

Capital Markets 2.1%
1,127,980	Eaton Vance Corp.(a)	32,666,301
2,918	Evercore Partners, Inc. (Class A Stock)	78,786
776,718	Waddell & Reed Financial, Inc. (Class A Stock)	25,453,049

		58,198,136

Chemicals 2.0%
603,022	Albemarle Corp.	31,767,199
637,556	Intrepid Potash, Inc.*(a)	13,694,703
3,458	Omnova Solutions, Inc.*	26,177
1,950,978	Spartech Corp.*	10,437,732

		55,925,811

Commercial Banks 5.6%
441,745	Bank of the Ozarks, Inc.	15,226,950
494,111	BOK Financial Corp.	29,201,960
621,809	Capital Bank Financial Corp. (Class A Stock)*	11,192,562
241,170	East West Bancorp, Inc.	5,093,511
670,130	First Republic Bank	23,092,680
851,938	FirstMerit Corp.	12,549,047
529,444	Prosperity Bancshares, Inc.	22,564,903
290,763	Signature Bank*	19,504,382
436,146	Wintrust Financial Corp.	16,386,005

		154,812,000

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	13

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services & Supplies 2.0%
370,636	Clean Harbors, Inc.*	$18,105,568
1,001,794	Mobile Mini, Inc.*(a)	16,739,978
671,212	Waste Connections, Inc.	20,304,163

		55,149,709

Communications Equipment 2.3%
1,240,928	ADTRAN, Inc.(a)	21,443,236
1,056,875	Finisar Corp.*(a)	15,113,312
696,276	NETGEAR, Inc.*(a)	26,555,967
16,675	Oclaro, Inc.*	45,022

		63,157,537

Construction & Engineering 1.4%
345,240	Chicago Bridge & Iron Co. NV	13,150,192
3,417,708	Great Lakes Dredge & Dock Corp.	26,316,351

		39,466,543

Diversified Telecommunication Services 2.9%
682,619	Cogent Communications Group, Inc.	15,693,411
4,055,623	Frontier Communications Corp.(a)	19,872,553
834,901	Lumos Networks Corp.	6,562,322
1,464,574	tw telecom, Inc.*(a)	38,181,444

		80,309,730

Electric Utilities 1.0%
376,726	ITC Holdings Corp.	28,472,951

Electrical Equipment 0.8%
620,892	Polypore International, Inc.*(a)	21,948,532

Electronic Equipment & Instruments 0.7%
1,118	Anixter International, Inc.(a)	64,240
967,962	FLIR Systems, Inc.	19,335,041
3,204	Plexus Corp.*	97,049

		19,496,330

Energy Equipment & Services 2.3%
134,916	Core Laboratories NV(a)	16,389,596
391,938	Dresser-Rand Group, Inc.*	21,599,703
303,333	Dril-Quip, Inc.*(a)	21,803,576

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
162,150	Forum Energy Technologies, Inc.*	$3,943,488
2,916	Key Energy Services, Inc.*	20,412

		63,756,775

Food & Staples Retailing 2.1%
1,652	Fresh Market, Inc. (The)*(a)	99,087
661,260	Harris Teeter Supermarkets, Inc.	25,683,338
553,495	United Natural Foods, Inc.*	32,351,783

		58,134,208

Food Products 2.2%
1,432,312	Adecoagro SA*	14,409,059
988,633	Darling International, Inc.*	18,082,098
827,653	Dean Foods Co.*	13,532,126
2,374,596	SunOpta, Inc.*	15,173,668

		61,196,951

Healthcare Equipment & Supplies 1.6%
4,883	Hologic, Inc.*	98,832
1,290,612	Insulet Corp.*(a)	27,851,407
1,494	Neogen Corp.*(a)	63,794
596,389	Volcano Corp.*	17,038,834

		45,052,867

Healthcare Providers & Services 8.1%
1,580	Acadia Healthcare Co., Inc.*	37,683
457,094	Air Methods Corp.*	54,563,311
1,279,432	Bio-Reference Labs, Inc.*(a)	36,566,167
1,099	Catamaran Corp.*	107,669
856,376	Centene Corp.*	32,037,026
2,502	LifePoint Hospitals, Inc.*	107,036
316,367	Molina Healthcare, Inc.*	7,956,630
339,914	MWI Veterinary Supply, Inc.*(a)	36,262,025
674,967	Team Health Holdings, Inc.*	18,311,855
798,588	Universal Health Services, Inc. (Class B Stock)	36,519,429
4,351	Vanguard Health Systems, Inc.*	53,822

		222,522,653

Hotels, Restaurants & Leisure 3.7%
400,200	Bloomin’ Brands, Inc.*	6,583,290
4,080	Bravo Brio Restaurant Group, Inc.*	59,364

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	15

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
1,196,412	Cheesecake Factory, Inc. (The)	$42,771,729
291,491	Ignite Restaurant Group, Inc.*	4,063,385
628	Panera Bread Co. (Class A Stock)*	107,319
7,391	Pinnacle Entertainment, Inc.*	90,540
593,920	Texas Roadhouse, Inc.	10,156,032
649,310	Vail Resorts, Inc.(a)	37,432,721

		101,264,380

Insurance 4.1%
1,216,734	Protective Life Corp.(a)	31,890,598
434,641	StanCorp Financial Group, Inc.(a)	13,578,185
1,518,339	Symetra Financial Corp.	18,675,570
2,994	Validus Holdings Ltd.	101,527
93,406	White Mountains Insurance Group Ltd.	47,949,036
2,615	WR Berkley Corp.(a)	98,036

		112,292,952

Internet & Catalog Retail 0.3%
1,351,654	Vitacost.com, Inc.*(a)	9,164,214

Internet Software & Services
1,669	Demandware, Inc.*	52,991

IT Services 4.2%
419	Alliance Data Systems Corp.*(a)	59,477
452,457	Gartner, Inc.*	20,853,743
545,003	Global Payments, Inc.	22,797,476
811,371	InterXion Holding NV*	18,434,349
1,406,816	ServiceSource International, Inc.*(a)	14,433,932
229,644	Vantiv, Inc. (Class A Stock)*	4,948,828
477,739	Wright Express Corp.*	33,307,963

		114,835,768

Life Sciences Tools & Services 0.6%
1,156,698	Bruker Corp.*	15,141,177

Machinery 8.2%
628,935	AGCO Corp.*	29,861,834
526,974	CIRCOR International, Inc.	19,893,269
628,371	Colfax Corp.*(a)	23,042,365

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
356,994	Crane Co.	$14,254,770
354,271	Graco, Inc.	17,812,746
831,609	IDEX Corp.	34,736,308
595,374	RBC Bearings, Inc.*	28,637,489
883,393	Rexnord Corp.*	16,095,420
364,993	Watts Water Technologies, Inc. (Class A Stock)	13,807,685
773,842	Woodward, Inc.	26,295,151

		224,437,037

Marine 0.6%
278,335	Kirby Corp.*	15,386,359

Media 0.8%
1,033,612	Cinemark Holdings, Inc.	23,183,917

Metals & Mining 2.7%
2,209	A.M. Castle & Co.*	27,591
196,512	Compass Minerals International, Inc.(a)	14,657,830
2,187,222	Hecla Mining Co.(a)	14,326,304
3,242,287	McEwen Mining, Inc.*(a)	14,882,097
566,380	Reliance Steel & Aluminum Co.	29,649,993

		73,543,815

Multiline Retail
2,981	Big Lots, Inc.*	88,178

Oil, Gas & Consumable Fuels 3.9%
345,958	Berry Petroleum Co. (Class A Stock)(a)	14,056,274
304,730	Bonanza Creek Energy, Inc.*	7,179,439
668,035	Carrizo Oil & Gas, Inc.*(a)	16,707,555
1,593,020	Kodiak Oil & Gas Corp.*(a)	14,910,667
910	Laredo Petroleum Holdings, Inc.*	20,002
831,272	Rosetta Resources, Inc.*	39,817,929
2,107	Targa Resources Corp.	106,066
328,568	Whiting Petroleum Corp.*	15,567,552

		108,365,484

Personal Products
1,082	Herbalife Ltd.(a)	51,287

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	17

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals 0.8%
2,833	MAP Pharmaceuticals, Inc.*(a)	$44,110
638,085	Pacira Pharmaceuticals, Inc.*(a)	11,102,679
1,476	Sagent Pharmaceuticals, Inc.*	23,542
262,039	Salix Pharmaceuticals Ltd.*(a)	11,094,731

		22,265,062

Professional Services 2.1%
447,677	Corporate Executive Board Co. (The)	24,008,918
771,230	FTI Consulting, Inc.*	20,576,416
1,641	Huron Consulting Group, Inc.*	57,140
820,721	Korn/Ferry International*	12,581,653
697	Robert Half International, Inc.	18,561

		57,242,688

Real Estate Investment Trusts 8.1%
1,849,734	Capstead Mortgage Corp.	24,952,912
6,485,796	Chimera Investment Corp.	17,576,507
640,752	Colony Financial, Inc.	12,481,849
1,748,120	CreXus Investment Corp.	18,897,177
2,481,739	DCT Industrial Trust, Inc.	16,056,851
4,091	Douglas Emmett, Inc.	94,380
3,111	First Potomac Realty Trust	40,070
4,315,999	Hersha Hospitality Trust(a)	21,148,395
4,218,376	MFA Financial, Inc.	35,856,196
126,646	Mid-America Apartment Communities, Inc.	8,271,250
709,726	Pebblebrook Hotel Trust	16,600,491
65,232	PS Business Parks, Inc.	4,358,802
1,056,316	Starwood Property Trust, Inc.	24,580,473
2,591,026	Summit Hotel Properties, Inc.	22,127,362

		223,042,715

Road & Rail 0.8%
1,528	Genesee & Wyoming, Inc. (Class A Stock)*(a)	102,162
1,611,316	Heartland Express, Inc.	21,527,182
4,214	Werner Enterprises, Inc.	90,053

		21,719,397

Semiconductors & Semiconductor Equipment 4.5%
1,174,824	ATMI, Inc.*	21,816,482
1,398,716	Cavium, Inc.*(a)	46,619,204

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
451,581	Hittite Microwave Corp.*	$25,049,198
16,557	Lattice Semiconductor Corp.*	63,413
966,505	Power Integrations, Inc.	29,410,747
723	Skyworks Solutions, Inc.*	17,038

		122,976,082

Software 1.9%
689	Ariba, Inc.*	30,867
7,748	Cadence Design Systems, Inc.*	99,678
544,022	CommVault Systems, Inc.*	31,934,091
127,268	OPNET Technologies, Inc.	4,336,021
690,234	QLIK Technologies, Inc.*	15,468,144
393	SolarWinds, Inc.*	21,906

		51,890,707

Specialty Retail 5.3%
1,428,541	American Eagle Outfitters, Inc.	30,113,644
530,817	Asbury Automotive Group, Inc.*	14,836,335
799,252	Ascena Retail Group, Inc.*	17,143,955
398	Dick’s Sporting Goods, Inc.	20,636
90,917	DSW, Inc. (Class A Stock)	6,065,982
1,941,078	Express, Inc.*(a)	28,766,776
681,457	Mattress Firm Holding Corp.*(a)	19,183,015
1,614,075	Pier 1 Imports, Inc.	30,247,766
1,077	Ulta Salon, Cosmetics & Fragrance, Inc.	103,721
2,609	Urban Outfitters, Inc.*(a)	97,994

		146,579,824

Textiles, Apparel & Luxury Goods 2.2%
399,115	PVH Corp.	37,405,058
361,182	Vera Bradley, Inc.*(a)	8,614,190
266,842	Warnaco Group, Inc. (The)*	13,849,100

		59,868,348

Thrifts & Mortgage Finance 0.4%
4,708	Brookline Bancorp, Inc.	41,524
245,313	WSFS Financial Corp.	10,126,521

		10,168,045

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	19

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Water Utilities 0.5%
576,956	Aqua America, Inc.	$14,285,431

Wireless Telecommunication Services 3.1%
2,446,573	NII Holdings, Inc.*(a)	19,205,598
892,522	NTELOS Holdings Corp.	15,503,107
821,460	SBA Communications Corp. (Class A Stock)*(a)	51,669,834

		86,378,539

	TOTAL COMMON STOCKS (cost $2,166,691,280)	2,698,618,681

EXCHANGE TRADED FUND 0.5%
488,314	SPDR S&P Regional Banking ETF(a) (cost $13,468,472)	13,985,313

	TOTAL LONG-TERM INVESTMENTS (cost $2,180,159,752)	2,712,603,994

SHORT-TERM INVESTMENT 16.6%

AFFILIATED MONEY MARKET MUTUAL FUND
456,167,039	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $456,167,039; includes $408,209,371 of cash collateral received for securities on loan) (Note 3)(b)(c)	456,167,039

	TOTAL INVESTMENTS 115.1% (cost $2,636,326,791; Note 5)	3,168,771,033
	Liabilities in excess of other assets (15.1%)	(416,757,141)

	NET ASSETS 100.0%	$2,752,013,892

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

SPDR —Standard & Poor’s Depositary Receipts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $390,367,829; cash collateral of $408,209,371 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

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Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,698,618,681	$—	$—
Exchange Traded Fund	13,985,313	—	—
Affiliated Money Market Mutual Fund	456,167,039	—	—

Total	$3,168,771,033	$—	$—

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	21

Portfolio of Investments

as of September 30, 2012 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (including 14.8% of collateral received for securities on loan)	16.6%
Machinery	8.2
Healthcare Providers & Services	8.1
Real Estate Investment Trusts	8.1
Commercial Banks	5.6
Specialty Retail	5.3
Semiconductors & Semiconductor Equipment	4.5
IT Services	4.2
Insurance	4.1
Oil, Gas & Consumable Fuels	3.9
Hotels, Restaurants & Leisure	3.7
Wireless Telecommunication Services	3.1
Diversified Telecommunication Services	2.9
Metals & Mining	2.7
Communications Equipment	2.3
Energy Equipment & Services	2.3
Food Products	2.2
Textiles, Apparel & Luxury Goods	2.2
Capital Markets	2.1
Food & Staples Retailing	2.1
Professional Services	2.1
Chemicals	2.0
Commercial Services & Supplies	2.0
Software	1.9
Healthcare Equipment & Supplies	1.6
Construction & Engineering	1.4
Biotechnology	1.3
Electric Utilities	1.0
Aerospace & Defense	0.8
Electrical Equipment	0.8
Media	0.8
Pharmaceuticals	0.8
Road & Rail	0.8
Electronic Equipment & Instruments	0.7
Life Sciences Tools & Services	0.6
Marine	0.6
Exchange Traded Fund	0.5
Water Utilities	0.5
Thrifts & Mortgage Finance	0.4
Internet & Catalog Retail	0.3

115.1
Liabilities in excess of other assets	(15.1)

100.0%

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • SEPTEMBER 30, 2012

Prudential Jennison Small Company Fund, Inc.

Statement of Assets and Liabilities

as of September 30, 2012

Assets
Investments at value, including securities on loan of $390,367,829:
Unaffiliated Investments (cost $2,180,159,752)	$2,712,603,994
Affiliated Investments (cost $456,167,039)	456,167,039
Receivable for investments sold	11,616,248
Dividends receivable	6,475,314
Receivable for Fund shares sold	4,866,676
Prepaid expenses	47,927

Total assets	3,191,777,198

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	408,209,371
Payable for investments purchased	19,236,656
Payable for Fund shares reacquired	9,504,062
Management fee payable	1,522,207
Accrued expenses	799,187
Distribution fee payable	358,950
Affiliated transfer agent fee payable	131,264
Deferred directors’ fees	1,609

Total liabilities	439,763,306

Net Assets	$2,752,013,892

Net assets were comprised of:
Common stock, at par	$1,247,524
Paid-in capital in excess of par	2,286,870,914

2,288,118,438
Undistributed net investment income	11,880,285
Accumulated net realized loss on investment and foreign currency transactions	(80,429,073)
Net unrealized appreciation on investments	532,444,242

Net assets, September 30, 2012	$2,752,013,892

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($989,346,014 ÷ 45,356,810 shares of common stock issued and outstanding)	$21.81
Maximum sales charge (5.50% of offering price)	1.27

Maximum offering price to public	$23.08

Class B
Net asset value, offering price and redemption price per share ($18,964,822 ÷ 1,175,900 shares of common stock issued and outstanding)	$16.13

Class C
Net asset value, offering price and redemption price per share ($92,886,227 ÷ 5,703,419 shares of common stock issued and outstanding)	$16.29

Class Q
Net asset value, offering price and redemption price per share ($240,377,332 ÷ 10,634,320 shares of common stock issued and outstanding)	$22.60

Class R
Net asset value, offering price and redemption price per share ($50,448,786 ÷ 2,346,595 shares of common stock issued and outstanding)	$21.50

Class X
Net asset value, offering price and redemption price per share ($364,034 ÷ 22,467 shares of common stock issued and outstanding)	$16.20

Class Z
Net asset value, offering price and redemption price per share ($1,359,626,677 ÷ 59,512,851 shares of common stock issued and outstanding)	$22.85

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	25

Statement of Operations

Year Ended September 30, 2012

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $52,540)	$35,333,913
Affiliated income from securities loaned, net	4,008,458
Affiliated dividend income	174,150

Total income	39,516,521

Expenses
Management fee	18,092,982
Distribution fee—Class A	3,043,150
Distribution fee—Class B	209,968
Distribution fee—Class C	949,596
Distribution fee—Class L	22,472
Distribution fee—Class M	1,256
Distribution fee—Class R	243,639
Distribution fee—Class X	5,651
Transfer agent’s fees and expenses (including affiliated expense of $752,000) (Note 3)	4,168,000
Custodian’s fees and expenses	327,000
Reports to shareholders	160,000
Registration fees	122,000
Directors’ fees	72,000
Insurance	56,000
Legal fees and expenses	45,000
Audit fee	41,000
Miscellaneous	28,288

Total expenses	27,588,002

Net investment income	11,928,519

Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	146,892,635
Net change in unrealized appreciation (depreciation) on investments	419,317,189

Net gain on investment transactions	566,209,824

Net Increase In Net Assets Resulting From Operations	$578,138,343

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$11,928,519	$3,850,278
Net realized gain on investment and foreign currency transactions	146,892,635	135,199,621
Net change in unrealized appreciation (depreciation) on investments	419,317,189	(225,695,536)

Net increase (decrease) in net assets resulting from operations	578,138,343	(86,645,637)

Dividends from net investment income (Note 1)
Class Q	(515,337)	—
Class Z	(3,203,596)	(1,004,654)

	(3,718,933)	(1,004,654)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	731,900,231	1,169,673,365
Net asset value of shares issued in reinvestment of dividends	3,142,404	761,026
Cost of shares reacquired	(835,308,080)	(738,517,335)

Net increase (decrease) in net assets from Fund share transactions	(100,265,445)	431,917,056

Capital Contributions (Note 6)
Proceeds from regulatory settlement	—	594,501

Total increase	474,153,965	344,861,266

Net Assets:
Beginning of year	2,277,859,927	1,932,998,661

End of year(a)	$2,752,013,892	$2,277,859,927

(a) Includes undistributed net investment income of:	$11,880,285	$3,670,699

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	27

Notes to Financial Statements

Prudential Jennison Small Company Fund, Inc. (the “Fund”) is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The investment objective of the Fund is to achieve capital growth.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

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In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Prudential Jennison Small Company Fund, Inc.	29

Notes to Financial Statements

continued

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect

30	Visit our website at www.prudentialfunds.com

of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Prudential Jennison Small Company Fund, Inc.	31

Notes to Financial Statements

continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s

32	Visit our website at www.prudentialfunds.com

performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .70% of the average daily net assets of the Fund up to $1 billion and .65% of the average daily net assets of the Fund in excess of $1 billion. The effective management fee rate was .67% of the average daily net assets of the Fund for the year ended September 30, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable for distribution-related activities at an annual rate of up to .30%, 1%, 1%, ..75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. For the year ended September 30, 2012, PIMS contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares.

PIMS has advised the Fund that it received $226,183 in front-end sales charges resulting from sales of Class A shares, during the year ended September 30, 2012. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2012, it received $1,329, $34,361, $10,570, and $38 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C and Class X shareholders, respectively.

Prudential Jennison Small Company Fund, Inc.	33

Notes to Financial Statements

continued

PI, PIMS, PAD and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2012, PIM has been compensated approximately $1,197,300 for these services.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended September 30, 2012 were $1,239,522,186 and $1,317,136,697, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

For the years ended September 30, 2012 and September 30, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $3,718,933 and $1,004,654 of ordinary income, respectively.

As of September 30, 2012, the accumulated undistributed earnings on a tax basis was $14,319,926 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

34	Visit our website at www.prudentialfunds.com

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$2,661,374,495	$615,279,951	$(107,883,413)	$507,396,538

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, Lehman Brothers securities adjustment and investments in passive foreign investment companies.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended September 30, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before September 30, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $162,541,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended September 30, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of September 30, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$42,915,000

The Fund elected to treat post-October capital losses of approximately $14,905,000 as having been incurred in the following fiscal year (September 30, 2013).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Jennison Small Company Fund, Inc.	35

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class X shares are sold with a CDSC that declines from 6% to zero depending on the period of time the shares are held. Class X shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain Prudential funds. The last conversion of Class M and Class L shares to Class A shares was completed as of April 13, 2012 and August 24, 2012, respectively. There are no Class M and Class L shares outstanding and Class M and Class L shares are no longer being offered for sale. Class Q, Class R and Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.25 billion shares of common stock authorized, $.01 par value per share, divided into eight classes, designated Class A, Class B, Class C, Class M, Class Q, Class R, Class X and Class Z shares, each of which consists of 300 million, 75 million, 100 million, 25 million, 225 million, 225 million, 25 million and 275 million authorized shares, respectively. As of September 30, 2012, PI owned 50 shares of Class Q.

For the fiscal year ended September 30, 2011, the Fund received $594,501 related to settlements of regulatory proceedings involving allegations of improper trading in Fund shares. The amounts relating to a former affiliate and to an unaffiliated-third

36	Visit our website at www.prudentialfunds.com

party were $564,991 and $29,510, respectively. The amount is presented in the Fund’s Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2012:
Shares sold	9,523,950	$197,753,917
Shares reacquired	(15,434,035)	(321,309,089)

Net increase (decrease) in shares outstanding before conversion	(5,910,085)	(123,555,172)
Shares issued upon conversion from Class B, Class M, Class X and Class Z	1,542,078	29,823,204
Shares reacquired upon conversion into Class Z	(81,098)	(1,672,434)

Net increase (decrease) in shares outstanding	(4,449,105)	$(95,404,402)

Year ended September 30, 2011:
Shares sold	16,580,289	$338,813,420
Shares reacquired	(14,404,652)	(293,890,193)

Net increase (decrease) in shares outstanding before conversion	2,175,637	44,923,227
Shares issued upon conversion from Class B, Class M, Class X and Class Z	273,408	5,557,367
Shares reacquired upon conversion into Class Z	(1,068,832)	(23,372,746)

Net increase (decrease) in shares outstanding	1,380,213	$27,107,848

Class B
Year ended September 30, 2012:
Shares sold	129,568	$2,002,772
Shares reacquired	(252,588)	(3,888,584)

Net increase (decrease) in shares outstanding before conversion	(123,020)	(1,885,812)
Shares reacquired upon conversion into Class A	(225,510)	(3,561,578)

Net increase (decrease) in shares outstanding	(348,530)	$(5,447,390)

Year ended September 30, 2011:
Shares sold	233,401	$3,605,927
Shares reacquired	(307,694)	(4,662,269)

Net increase (decrease) in shares outstanding before conversion	(74,293)	(1,056,342)
Shares reacquired upon conversion into Class A	(256,098)	(3,889,482)

Net increase (decrease) in shares outstanding	(330,391)	$(4,945,824)

Prudential Jennison Small Company Fund, Inc.	37

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2012:
Shares sold	617,839	$9,662,760
Shares reacquired	(1,382,704)	(21,558,586)

Net increase (decrease) in shares outstanding before conversion	(764,865)	(11,895,826)
Shares reacquired upon conversion into Class Z	(13,484)	(216,083)

Net increase (decrease) in shares outstanding	(778,349)	$(12,111,909)

Year ended September 30, 2011:
Shares sold	1,266,292	$19,578,455
Shares reacquired	(1,382,086)	(21,254,586)

Net increase (decrease) in shares outstanding before conversion	(115,794)	(1,676,131)
Shares reacquired upon conversion into Class Z	(19,775)	(296,590)

Net increase (decrease) in shares outstanding	(135,569)	$(1,972,721)

Class L
Period ended August 24, 2012*:
Shares sold	549	$10,861
Shares reacquired	(258,474)	(5,371,243)

Net increase (decrease) in shares outstanding	(257,925)	$(5,360,382)

Year ended September 30, 2011:
Shares sold	576	$11,604
Shares reacquired	(39,815)	(795,062)

Net increase (decrease) in shares outstanding	(39,239)	$(783,458)

Class M
Period ended April 13, 2012**:
Shares reacquired	(3,132)	$(44,761)

Net increase (decrease) in shares outstanding before conversion	(3,132)	(44,761)
Shares reacquired upon conversion into Class A	(33,299)	(505,136)

Net increase (decrease) in shares outstanding	(36,431)	$(549,897)

Year ended September 30, 2011:
Shares sold	1,384	$20,504
Shares reacquired	(14,390)	(218,877)

Net increase (decrease) in shares outstanding before conversion	(13,006)	(198,373)
Shares reacquired upon conversion into Class A	(79,099)	(1,221,610)

Net increase (decrease) in shares outstanding	(92,105)	$(1,419,983)

38	Visit our website at www.prudentialfunds.com

Class Q	Shares	Amount
Year ended September 30, 2012:
Shares sold	5,490,783	$120,296,856
Shares issued in reinvestment of dividends	25,626	515,337
Shares reacquired	(1,366,695)	(29,627,918)

Net increase (decrease) in shares outstanding before conversion	4,149,714	91,184,275
Shares issued upon conversion from Class Z	450,767	9,357,925

Net increase (decrease) in shares outstanding	4,600,481	$100,542,200

Period ended September 30, 2011***:
Shares sold	4,572,961	$94,354,960
Shares reacquired	(416,042)	(8,632,619)

Net increase (decrease) in shares outstanding before conversion	4,156,919	85,722,341
Shares issued upon conversion from Class Z	1,876,920	43,826,092

Net increase (decrease) in shares outstanding	6,033,839	$129,548,433

Class R
Year ended September 30, 2012:
Shares sold	743,646	$15,264,045
Shares reacquired	(853,679)	(17,341,743)

Net increase (decrease) in shares outstanding	(110,033)	$(2,077,698)

Year ended September 30, 2011:
Shares sold	1,739,525	$35,214,011
Shares reacquired	(1,206,169)	(24,399,083)

Net increase (decrease) in shares outstanding	533,356	$10,814,928

Class X
Year ended September 30, 2012:
Shares reacquired	(9,148)	$(143,442)

Net increase (decrease) in shares outstanding before conversion	(9,148)	(143,442)
Shares reacquired upon conversion into Class A	(22,631)	(353,228)

Net increase (decrease) in shares outstanding	(31,779)	$(496,670)

Year ended September 30, 2011:
Shares sold	1,153	$18,251
Shares reacquired	(17,591)	(265,968)

Net increase (decrease) in shares outstanding before conversion	(16,438)	(247,717)
Shares reacquired upon conversion into Class A	(27,814)	(421,063)

Net increase (decrease) in shares outstanding	(44,252)	$(668,780)

Prudential Jennison Small Company Fund, Inc.	39

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2012:
Shares sold	17,789,995	$386,909,020
Shares issued in reinvestment of dividends	128,714	2,627,067
Shares reacquired	(19,944,179)	(436,022,714)

Net increase (decrease) in shares outstanding before conversion	(2,025,470)	(46,486,627)
Shares issued upon conversion from Class A and Class C	87,124	1,888,517
Shares reacquired upon conversion into Class A and Class Q	(1,716,225)	(34,761,187)

Net increase (decrease) in shares outstanding	(3,654,571)	$(79,359,297)

Year ended September 30, 2011:
Shares sold	31,594,993	$678,056,233
Shares issued in reinvestment of dividends and distributions	38,749	761,026
Shares reacquired	(18,037,508)	(384,398,678)

Net increase (decrease) in shares outstanding before conversion	13,596,234	294,418,581
Shares issued upon conversion from Class A and Class C	1,036,547	23,669,336
Shares reacquired upon conversion into Class A and Class Q	(1,887,112)	(43,851,304)

Net increase (decrease) in shares outstanding	12,745,669	$274,236,613

*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.
***	Commenced offering on November 29, 2010.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

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The Fund did not utilize the SCA during the year ended September 30, 2012.

Note 8. Notice of Dividends to Shareholders

The Fund declared ordinary income dividends on November 19, 2012 to shareholders of record on November 20, 2012. The ex-dividend date was November 21, 2012. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.10162
Class B	$0.02038
Class C	$0.02038
Class Q	$0.20183
Class R	$0.06114
Class X	$0.02038
Class Z	$0.16387

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

Prudential Jennison Small Company Fund, Inc.	41

Financial Highlights

Class A Shares
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.39	$17.59	$15.21	$17.87	$22.50
Income (loss) from investment operations:
Net investment income	.06	.01	.01	.05	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.36	(.21)	2.38	(1.66)	(3.80)
Total from investment operations	4.42	(.20)	2.39	(1.61)	(3.78)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.01)	(.07)	(.04)
Distributions from net realized gains	-	-	-	(.98)	(.81)
Total dividends and distributions	-	-	(.01)	(1.05)	(.85)
Capital Contributions (Note 6):	-	- (b)	- (b)	-	-
Net asset value, end of year	$21.81	$17.39	$17.59	$15.21	$17.87
Total Return(c):	25.42%	(1.14)%	15.75%	(6.16)%	(17.31)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$989,346	$865,917	$852,006	$687,776	$756,432
Average net assets (000)	$1,014,383	$1,026,555	$771,944	$543,722	$879,220
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.17%	1.16%	1.19%	1.23%	1.18% (e)
Expenses, excluding distribution and service (12b-1) fees	.87%	.86%	.89%	.93%	.90%
Net investment income	.29%	.04%	.04%	.39%	.08%
Portfolio turnover rate	47%	44%	49%	55%	70%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through January 31, 2008.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class B Shares
	Year Ended September 30,
	2012	2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.98	$13.22	$11.49		$13.96	$17.92
Income (loss) from investment operations:
Net investment loss	(.07)	(.10)	(.08)		(.03)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.22	(.14)	1.81		(1.46)	(3.05)
Total from investment operations	3.15	(.24)	1.73		(1.49)	(3.15)
Less Distributions:
Distributions from net realized gains	-	-	-		(.98)	(.81)
Capital Contributions (Note 6):	-	- (b)	-	(b)	-	-
Net asset value, end of year	$16.13	$12.98	$13.22		$11.49	$13.96
Total Return(c):	24.27%	(1.82)%	15.06%		(7.36)%	(18.22)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,965	$19,786	$24,523		$24,858	$39,525
Average net assets (000)	$20,997	$26,270	$25,088		$23,894	$52,933
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.87%	1.86%	1.89%		1.93%	1.90%
Expenses, excluding distribution and service (12b-1) fees	.87%	.86%	.89%		.93%	.90%
Net investment loss	(.42)%	(.66)%	(.66)%		(.28)%	(.65)%
Portfolio turnover rate	47%	44%	49%		55%	70%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	43

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2012	2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.08	$13.32	$11.59		$14.01	$17.92
Income (loss) from investment operations:
Net investment loss	(.06)	(.10)	(.08)		(.03)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.27	(.14)	1.81		(1.41)	(3.00)
Total from investment operations	3.21	(.24)	1.73		(1.44)	(3.10)
Less Distributions:
Distributions from net realized gains	-	-	-		(.98)	(.81)
Capital Contributions (Note 6):	-	- (b)	-	(b)	-	-
Net asset value, end of year	$16.29	$13.08	$13.32		$11.59	$14.01
Total Return(c):	24.54%	(1.80)%	14.93%		(6.91)%	(17.92)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$92,886	$84,750	$88,116		$72,707	$88,990
Average net assets (000)	$94,960	$103,484	$80,999		$59,309	$110,816
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.87%	1.86%	1.89%		1.93%	1.90%
Expenses, excluding distribution and service (12b-1) fees	.87%	.86%	.89%		.93%	.90%
Net investment loss	(.41)%	(.66)%	(.66)%		(.30)%	(.65)%
Portfolio turnover rate	47%	44%	49%		55%	70%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Class L Shares
	Period Ended August 24,		Year Ended September 30,
	2012(g)		2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$17.15		$17.38	$15.06		$17.76	$22.37
Income (loss) from investment operations:
Net investment income (loss)	-	(h)	(.03)	(.03)		.02	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.65		(.20)	2.35		(1.70)	(3.77)
Total from investment operations	3.65		(.23)	2.32		(1.68)	(3.80)
Less Dividends and Distributions:
Dividends from net investment income	-		-	-		(.04)	-
Distributions from net realized gains	-		-	-		(.98)	(.81)
Total dividends and distributions	-		-	-		(1.02)	(.81)
Capital Contributions (Note 6):	-		- (b)	-	(b)	-	-
Net asset value, end of period	$20.80		$17.15	$17.38		$15.06	$17.76
Total Return(c):	21.28%		(1.32)%	15.41%		(6.63)%	(17.48)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,809		$4,425	$5,166		$5,336	$7,234
Average net assets (000)	$4,999		$5,570	$5,264		$4,688	$9,085
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.37%	(e)	1.36%	1.39%		1.43%	1.40%
Expenses, excluding distribution and service (12b-1) fees	.87%	(e)	.86%	.89%		.93%	.90%
Net investment income (loss)	(.01)%	(e)	(.15)%	(.16)%		.20%	(.15)%
Portfolio turnover rate	47%	(f)(i)	44%	49%		55%	70%

(a) Calculated based on average shares outstanding during the period.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Calculated as of September 30, 2012.

(g) As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

(h) Less than $(.005) per share.

(i) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	45

Financial Highlights

continued

Class M Shares
	Period Ended April 13,		Year Ended September 30,
	2012(g)		2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$12.96		$13.23	$11.47		$13.94	$17.91
Income (loss) from investment operations:
Net investment loss	(.04)		(.10)	(.08)		(.02)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.02		(.17)	1.84		(1.47)	(3.05)
Total from investment operations	1.98		(.27)	1.76		(1.49)	(3.16)
Less Distributions:
Distributions from net realized gains	-		-	-		(.98)	(.81)
Capital Contributions (Note 6):	-		- (b)	-	(b)	-	-
Net asset value, end of period	$14.94		$12.96	$13.23		$11.47	$13.94
Total Return(c):	15.28%		(2.04)%	15.34%		(7.40)%	(18.28)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$14		$472	$1,701		$3,327	$6,882
Average net assets (000)	$232		$1,195	$2,462		$3,658	$11,781
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.87%	(e)	1.86%	1.89%		1.93%	1.90%
Expenses, excluding distribution and service (12b-1) fees	.87%	(e)	.86%	.89%		.93%	.90%
Net investment loss	(.49)%	(e)	(.63)%	(.65)%		(.24)%	(.68)%
Portfolio turnover rate	47%	(f)(h)	44%	49%		55%	70%

(a) Calculated based on average shares outstanding during the period.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Calculated as of September 30, 2012.

(g) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

(h) Not annualized.

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Class Q Shares
	Year Ended September 30,	November 29, 2010(a) through September 30,
	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$17.97	$20.00
Income (loss) from investment operations:
Net investment income	.17	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.54	(2.13)
Total from investment operations	4.71	(2.04)
Less Dividends:
Dividends from net investment income	(.08)	-
Capital Contributions (Note 6):	-	.01
Net asset value, end of period	$22.60	$17.97
Total Return(c):	26.29%	(10.15)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$240,377	$108,416
Average net assets (000)	$189,399	$50,032
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.70%	.72%	(e)
Expenses, excluding distribution and service (12b-1) fees	.70%	.72%	(e)
Net investment income	.78%	.47%	(e)
Portfolio turnover rate	47%	44%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	47

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2012	2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.17	$17.40	$15.08		$17.75	$22.36
Income (loss) from investment operations:
Net investment income (loss)	.02	(.03)	(.03)		.02	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.31	(.21)	2.35		(1.67)	(3.77)
Total from investment operations	4.33	(.24)	2.32		(1.65)	(3.80)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-		(.04)	-
Distributions from net realized gains	-	-	-		(.98)	(.81)
Total dividends and distributions	-	-	-		(1.02)	(.81)
Capital Contributions (Note 6):	-	.01	-	(b)	-	-
Net asset value, end of year	$21.50	$17.17	$17.40		$15.08	$17.75
Total Return(c):	25.22%	(1.32)%	15.38%		(6.48)%	(17.48)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$50,449	$42,192	$33,461		$20,069	$14,967
Average net assets (000)	$48,728	$47,374	$26,819		$13,468	$15,274
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.37%	1.36%	1.39%		1.43%	1.40%
Expenses, excluding distribution and service (12b-1) fees	.87%	.86%	.89%		.93%	.90%
Net investment income (loss)	.10%	(.17)%	(.16)%		.16%	(.13)%
Portfolio turnover rate	47%	44%	49%		55%	70%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Class X Shares
	Year Ended September 30,
	2012	2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.09	$13.34	$11.57		$14.02	$17.92
Income (loss) from investment operations:
Net investment loss	(.07)	(.10)	(.08)		(.03)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.18	(.15)	1.85		(1.44)	(3.02)
Total from investment operations	3.11	(.25)	1.77		(1.47)	(3.09)
Less Distributions:
Distributions from net realized gains	-	-	-		(.98)	(.81)
Capital Contributions (Note 6):	-	- (b)	-	(b)	-	-
Net asset value, end of year	$16.20	$13.09	$13.34		$11.57	$14.02
Total Return(c):	23.76%	(1.87)%	15.30%		(7.18)%	(17.87)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$364	$710	$1,314		$2,176	$3,540
Average net assets (000)	$565	$1,127	$1,629		$2,191	$4,796
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.87%	1.86%	1.89%		1.93%	1.68%
Expenses, excluding distribution and service (12b-1) fees	.87%	.86%	.89%		.93%	.90%
Net investment loss	(.43)%	(.65)%	(.65)%		(.28)%	(.44)%
Portfolio turnover rate	47%	44%	49%		55%	70%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	49

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$18.22	$18.38	$15.91	$18.62	$23.42
Income (loss) from investment operations:
Net investment income	.13	.07	.06	.09	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.55	(.22)	2.46	(1.72)	(3.97)
Total from investment operations	4.68	(.15)	2.52	(1.63)	(3.89)
Less Dividends and Distributions:
Dividends from net investment income	(.05)	(.02)	(.05)	(.10)	(.10)
Distributions from net realized gains	-	-	-	(.98)	(.81)
Total dividends and distributions	(.05)	(.02)	(.05)	(1.08)	(.91)
Capital Contributions (Note 6):	-	.01	- (b)	-	-
Net asset value, end of year	$22.85	$18.22	$18.38	$15.91	$18.62
Total Return(c):	25.73%	(.77)%	15.92%	(5.89)%	(17.14)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,359,627	$1,151,191	$926,711	$610,758	$575,095
Average net assets (000)	$1,332,921	$1,252,954	$754,132	$452,879	$659,205
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.87%	.86%	.89%	.93%	.90%
Expenses, excluding distribution and service (12b-1) fees	.87%	.86%	.89%	.93%	.90%
Net investment income	.60%	.33%	.34%	.67%	.36%
Portfolio turnover rate	47%	44%	49%	55%	70%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

50	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Small Company Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Small Company Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 20, 2012

Prudential Jennison Small Company Fund, Inc.	51

Tax Information

(Unaudited)

For the year ended September 30, 2012, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD

Prudential Jennison Small Company Fund, Inc.	100.00%	100.00%

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2012.

52	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Jennison Small Company Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 61

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1995; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Jennison Small Company Fund, Inc.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Visit our website at www.prudentialfunds.com

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Small Company Fund, Inc. (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

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provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund/Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Small-Cap Core Funds Performance Universe)1 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group

[1]

The Fund was compared to the Lipper Small-Cap Core Funds Performance Universe, although Lipper classified the Fund in the Small-Cap Growth Funds Performance Universe as of the date the Board met and approved renewal of the Fund’s advisory agreements. The Fund was compared to the Lipper Small-Cap Core Funds Performance Universe because PI believed that the funds included in this Universe provided a more appropriate basis for Fund performance comparisons. Several months after the Board met, Lipper re-classified the Fund and placed it in the Small-Cap Core Funds Performance Universe.

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(which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Fund’s strong performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Small Company Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Small Company Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

SHARE CLASS	A	B	C	Q	R	X	Z
NASDAQ	PGOAX	CHNDX	PSCCX	PJSQX	JSCRX	N/A	PSCZX
CUSIP	74441N101	74441N200	74441N309	74441N887	74441N507	74441N804	74441N408

MF109E    0234525-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2012 and September 30, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $41,000 and $22,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended September 30, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders. Not applicable for the fiscal year ended September 30, 2011.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Small Company Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker

President and Principal Executive Officer

Date:	November 19, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	November 19, 2012